THE ALGER FUND


Supplement dated August 20, 1998 to the Prospectus dated February 25, 1998 as supplemented May 18, 1998 and August 5, 1998.


Item 10 in the first paragraph of the section entitled "Waivers of Sales Charges" on page 4 is amended to read as follows:

      (10) of Class A shares purchased with the proceeds of a redemption of shares of a mutual fund other than the Fund, if an initial or deferred sales charge was paid in connection with the investment in the other fund and the redemption from the other fund occurred within 90 days of the purchase of Class A shares.